================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            NORTH COAST ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            NORTH COAST ENERGY, INC.

                       An Affiliate of NUON International

                                The Netherlands

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                           TO BE HELD OCTOBER 6, 2000

To Our Stockholders:

         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at the Metropolitan Club at the Huntington Bank Building, 925 Euclid Avenue, Cleveland, Ohio, on Friday, October 6, 2000 at 9:00 a.m., EST, to consider and act upon the following:

1. The election of two (2) Directors whose term of office will expire in 2003;

2. To consider and act upon a proposal to authorize, approve and adopt the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan to replace a similar plan that is due to expire February 1, 2001; and

3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on August 18, 2000, are entitled to notice of and to vote at the Meeting. Stockholders owning Units and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies. Stockholders holding only either Units or Common Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                                             By Order of the Board of Directors,

                                             THOMAS A. HILL
                                             Secretary
September  15, 2000

                            NORTH COAST ENERGY, INC.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343

                            -------------------------

                                 PROXY STATEMENT

                          MAILED ON SEPTEMBER 15, 2000
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 6, 2000

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, October 6, 2000, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of August 18, 2000, will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 15,199,749 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 73,046 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 0.46 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation (the "Certificate") does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units and/or separate shares of Common Stock and Series A Preferred Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies that they receive. Stockholders holding only Units or Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the adoption of the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan and "FOR" the election of each of the two individuals nominated by the Board of Directors.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Meeting, in accordance with the Delaware General Corporation Law and the Certificate, the inspector of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws (the "By-Laws"), at the Meeting the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the provisions of the Delaware General Corporation Law, the affirmative vote of the majority of the shares cast affirmatively or negatively at the meeting is required to approve the adoption of the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan (the "Plan"). Abstentions or broker non-votes will have no effect on the proposal to adopt the Plan.

         Pursuant to the By-Laws, at the Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the By-Laws, all other questions and matters brought before the Meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Meeting, unless otherwise provided by law or by the Certificate. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

         North Coast Energy, Inc., a Delaware corporation and an affiliate of nv NUON, with its subsidiaries and predecessors, ("North Coast" or the "Company"), is an independent natural gas and oil company engaged in exploration, development and production activities primarily in the Appalachian Basin. The Company's strategy focuses primarily on its acquisition of proved developed and undeveloped properties and on the enhancement, drilling and development of such properties. The Company currently has three wholly-owned subsidiaries, NCE Securities, Inc., North Coast Operating Company, and Peake Energy, Inc., two of which are considered active (NCE Securities and Peake). The Company began operations in 1981 and in August 1988 was incorporated under the laws of Delaware. In 1990, the Company acquired the assets and properties of 21 Drilling Programs ("Drilling Programs")* through an exchange offer (the "Exchange Offer") in which the Company issued publicly-traded stock. In 1997, NUON International Projects bv ("NUON") and the Company formed a strategic alliance that has resulted in NUON acquiring an 86% majority ownership position in the Company as of May 4, 2000. Moreover, NUON has provided significant financial and technical resources that have enabled the Company to acquire additional oil and gas producing assets, increase its daily production and reserves, improve its efficiency as an owner/operator and substantially improve its financial results.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table shows information with respect to the Common Stock, Series A Preferred Stock and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") owned on August 18, 2000 by: (i) each person known by the Company to own beneficially more than 5% of the Common Stock and Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the current executive officers listed in the Summary Compensation Table included elsewhere in this Proxy Statement; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

          Common Stock
          -----------------------------------------


          Nature and Address (1)               Amount and Nature of          Percent
             of Beneficial Owner_              Beneficial Ownership         of Class
          ----------------------               --------------------         --------

          Garry Regan                           118,185 Shares                   *%
          Omer Yonel                              5,000 Shares  (2)              *%
          Carel W. J. Kok                             0 Shares                   *%
          Cok van der Horst                           0 Shares                   *%
          Jos J. M. Smits                             0 Shares                   *%
          NUON International                 13,048,277 Shares               85.96%
             Projects bv (1)
          Ralph L. Bradley                       20,000 Shares  (3)              *%
          C. Rand Michaels                        8,286 Shares  (4)              *%
          All Directors and                     157,815 Shares  (5)           1.04%
          executive officers as
          a group (10 persons)

*Less than one percent

(1) The address of NUON International Projects bv is Utrechtseweg 68, 6812 AH Arnhem, The Netherlands.
(2) Includes 5,000 shares of Common Stock that Mr. Yonel could acquire upon the exercise of immediately exercisable stock options that he holds.
(3) Includes 20,000 shares of Common Stock that Mr. Bradley could acquire upon the exercise of immediately exercisable stock options that he holds.
(4) Includes 6,667 shares of Common Stock that Mr. Michaels could acquire upon the exercise of immediately exercisable stock options that he holds pursuant to a grant of options to acquire 20,000 shares. A second tranche of options will vest in April 2001, and the remaining one third in April 2002.
(5) Includes 38,011 shares of Common Stock that may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options or warrants.

                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, with Classes II and III consisting of two Directors and Class I consisting of three Directors. One class of directors is generally elected at each annual meeting to serve a three-year term. At the Meeting, stockholders will be asked to elect two Directors whose terms will expire at the 2003 annual meeting. Director Jos

J.M. Smits, whose term of office is due to expire at the beginning of this year's Annual Meeting, has decided to retire from service on the Board of Directors.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Directors.

                        NOMINEES TO TERM EXPIRING IN 2003

             Name                Age                      Principal Occupation and History
             ----                ---                      --------------------------------
Ron L. Langenkamp (1)            55      Ron L. Langenkamp is currently a consultant in the energy  industry, with  particular  expertise  in the areas of  natural  gas and power market  deregulation.  Mr.  Langenkamp  most recently served for two years  as  an  external  consultant  to  Reliant  Energy,  Inc.  and supervised all European commercial  activities in his role as Acting
                                         Chief Commercial  Officer.  From 1994 to 1997 Mr.  Langenkamp served in various capacities,  including  President,  of Norstar, a natural gas retail sales partnership  between Orange and Rockland Utilities,
                                         Inc. and Shell Oil Company.  From 1977 to 1994 Mr.  Langenkamp  held various  management  positions in the energy industry  including the office  of  President  of  Cabot  Transmission  Company  and then as
                                         President of Chippewa Gas Corporation.  Mr. Langenkamp  received his
                                         B.A. degree from Sam Houston State  University and a Master's degree from the University of Texas at Austin.

Ralph L. Bradley (1)             59      Ralph   Bradley  was  elected  as  a  Director  in  December   1997.
                                         Mr. Bradley is currently President of Bradley Energy  International, which provides  energy  solutions for the world market,  and Bradley
                                         Energy USA, which provides  individuals  with the opportunity to own various  aspects of natural gas  production.  Prior to forming these entities,  Mr. Bradley  was chief  executive  officer of The Eastern
                                         Group,  Inc.,  and  its  predecessor,   Eastern  States  Exploration
                                         Company,  Inc.  Mr.  Bradley  currently  chairs the Stock Option and
                                         Compensation Committee of the Board of Directors.

                                       DIRECTORS CONTINUING IN OFFICE

C. Rand Michaels (2)             63      C. Rand  Michaels  was elected as a Director in 1996.  Mr.  Michaels retired  from  the  office  of  Vice  Chairman  of  Range  Resources
                                         Corporation  (formerly Lomak  Petroleum,  Inc.) and is a director of
                                         Range  Resources  Corporation,  served  as the  President  and Chief
                                         Executive  Officer of Lomak  Petroleum,  Inc. from 1976 through 1988 and  Chairman of the Board from 1984  through  1988,  when he became
                                         Vice Chairman of Lomak  Petroleum,  Inc. Mr.  Michaels  received his
                                         B.S. from Auburn  University  and his M.B.A.  from the University of
                                         Denver.  Mr.  Michaels  is  also a  director  of  American  Business
                                         Computers  Corporation of Akron,  Ohio, a public company serving the
                                         beverage   dispensing  and  fast  food   industries.   Mr.  Michaels
                                         currently chairs the Audit Committee of the Board of Directors.

             Name                Age                      Principal Occupation and History
             ----                ---                      --------------------------------
Cok van der Horst (2)            55      Cok van der  Horst  was  appointed  to the  Board  of  Directors  in
                                         October  1999.  Mr. van der Horst is currently  the  Director,  NUON
                                         East and North  Holland,  where he was the Chief  Financial  Officer between 1993 and 1999, and was also in charge of technical  affairs, information  technology,  personnel  and  activities in the national energy  market.  He has  recently  assumed  responsibilities  in the area  of  mergers,  acquisitions  and  divestments  for  the  parent company,  nv NUON.  Prior to joining  NUON in  January of 1993,  Mr.
                                         van  der  Horst  was  chairman  of the  board  of  PEB,  the  energy distribution  company  of the  province  of  Friesland  (a  regional government in The  Netherlands).  At PEB he was  responsible for the financial  and economic  policy.  Mr. van der Horst holds a Master's
                                         degree  in  business   administration  from  Erasmus  University  in
                                         Rotterdam.

Omer Yonel (3)                   36      Omer  Yonel  was  appointed   Executive   Vice   President-Corporate
                                         Development  of North Coast  Energy,  Inc. in January  1999.  In May
                                         1999 he was promoted to Chief Operating  Officer and in October 1999
                                         Mr. Yonel was promoted to Chief  Executive  Officer and appointed as
                                         a  Director.   Mr.  Yonel  has  over  ten  years  of   international
                                         experience in project  engineering,  project management and sales in the  European  oil  and  gas  industry.  Prior  to  joining  NUON in
                                         January  1998,  he was a project  manager  for the  construction  of co-generation and power plants at Schelde  Engineering & Contractors
                                         bv.  Previous to his service  with  Schelde,  Mr. Yonel held various project  engineering,  management and sales positions at ABB Lummus,
                                         an  Asea  Brown  Boveri   subsidiary   that  provides   engineering,
                                         management   and   consultancy    services   to   global   chemical,
                                         petrochemical,   petroleum   refining,   oil  and   gas  and   other
                                         industries.  Mr.  Yonel  holds a B.S.  as well as a MSc.  degree  in
                                         Engineering  from Delft University of Technology in The Netherlands.
                                         Additionally,  Mr. Yonel has a certification of Project  Management,
                                         is  a  certified  Cost  Engineer  through  the  International   Cost
                                         Engineering Council and holds several  certifications from Executive
                                         Education programs and Post-Graduate  programs,  including Mergers &
                                         Acquisitions from Columbia University in New York.

Carel W.J. Kok (3)               34      Carel  W.J.  Kok was  elected  as a Director  in  December  1998 and currently  serves as  Chairman  of the Board of  Directors.  Mr. Kok has been  Manager of  Business  Development  with the  International
                                         Division of the NUON Energy Group since October  1996.  From 1990 to
                                         1995,  he was with Royal Dutch  Shell Group  working in a variety of
                                         downstream   commercial,   trading  and  new  business   development
                                         functions  in East Asia,  the Middle  East,  as well as Western  and
                                         Eastern  Europe.   Mr.  Kok  was  co-founder  of  Lone  Star  Europe
                                         Holding,  a U.S.  Dutch joint  venture with the American  chain Lone
                                         Star  Steakhouse  & Saloon.  Mr. Kok has also served on the Board of
                                         Calortex  Ltd.,  a retail  gas  distribution  company  in the United
                                         Kingdom serving nearly 500,000  customers and has served as Chairman of the Board of the  Sino-foreign  joint venture company Shantou Dan
                                         Nan  Windpower  Development  Company,  Ltd.,  a  joint  venture  now operating the largest  windfarm in China.  Mr. Kok holds a B.A. from
                                         Princeton  University  and an M.B.A.  from the  Rotterdam  School of
                                         Management at Erasmus University.

             Name                Age                      Principal Occupation and History
             ----                ---                      --------------------------------
Garry Regan (3)                  50      Mr.  Regan had served as an  executive  officer and  Director of the
                                         Company's   predecessor  since  1981  and  has  been  President  and
                                         Director of the Company  since August 1988.  He holds a B.S.  degree from Ohio  State  University  and a  Master's  degree  from  Indiana
                                         University.  Mr.  Regan is a  member  of the  Independent  Petroleum
                                         Association  of America.  Mr.  Regan also serves as President of NCE
                                         Securities,  Inc.,  a wholly owned  subsidiary  of the Company and a registered broker-dealer.


(1)      Nominee for election.  Term as a Director expires in 2003. (Class III)
(2)      Term as a Director expires in 2002. (Class II)
(3)      Term as a Director expires in 2001. (Class I)


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Audit Committee, of which Messrs. Michaels, Bradley and van der Horst are currently members, oversees the accounting functions of North Coast, including matters related to the appointment and activities of North Coast's auditors. The Audit Committee met once during the year ended March 31, 2000.

         On June 7, 2000, the Audit Committee approved a formal written Audit Committee Charter in response to changes in the Nasdaq listing standards that had been approved by the Securities and Exchange Commission (the "Commission") on December 14, 1999. Under the new rules companies were given six months in which to adopt a charter for the Audit Committee and were directed to publish the charter in a proxy statement once every three years. The action of the Audit Committee was ratified by the Board of Directors by unanimous written consent effective June 7, 2000, and a certification was filed with Nasdaq on June 13, 2000. The text of the charter is attached as Appendix B to this Proxy Statement and is published in compliance with the new standard. No action on the part of stockholders is required, and no action is being requested in connection with the adoption of the charter of the Audit Committee. The charter's adequacy will be reviewed by the Board of Directors on at least an annual basis.

         The Stock Option and Compensation Committee, of which Messrs. Bradley, Smits and Kok are members, reviews and makes recommendations concerning the salaries of North Coast's executive officers, reviews and makes recommendations concerning the Company's stock option plan and stock bonus plan and administers North Coast's profit sharing plan. The Stock Option and Compensation Committee met once during the year ended March 31, 2000, and took action by unanimous written consent on two (2) separate occasions.

         The Board of Directors of the Company held seven meetings during the year ended March 31, 2000. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served, except Messrs. Lombardy and Pinkerton, both of whom resigned during the fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 2000, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, with the exception of a report which was filed late on behalf of Mr. Michaels with respect to his grant of stock options.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows the annual and long-term compensation for the Company's Chief Executive Officer and three executives (the "Named Executive Officers") earning in excess of $100,000 for fiscal 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                              Annual Compensation                   Compensation
                                              -------------------                   ------------
                                                                         Other       Number of
                                                                         Annual      Securities     All Other
                                                                         Compen-     Underlying      Compen-
Name and Principal Position         Year        Salary         Bonus     sation       Options       sation (1)
---------------------------         ----        ------         -----     ------       -------       ----------
Omer Yonel                          2000        $109,550     $20,000       N/A         5,000               0
  Chief Executive Officer           1999             0           0         N/A                             0

Charles M. Lombardy, Jr.            2000         $20,610 (2)    $0         N/A           --         $370,000(2)
  Former Chief                      1999         178,050         0         N/A           --           11,654
   Executive Officer                1998         173,740         0         N/A                         9,576


Garry Regan                         2000        $178,623         0         N/A           --           $8,183
  President; Director               1999         178,050         0         N/A           --           10,694
                                    1998         173,740         0         N/A           --            8,616


Saul Siegel                         2000        $113,850         0         N/A           --               $0
  Former Chief Executive Officer    1999         190,223         0         N/A           --            4,451
                                    1998         102,733         0         N/A           --                0

         No Named Executive Officer received personal benefits or perquisites during fiscal year 2000 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) The amounts set forth in the table include, with respect to Messrs. Lombardy and Regan, $2,810 and $1,850, respectively, for fiscal years 2000, 1999, and 1998 in life insurance premiums paid by the Company pursuant to the terms of employment agreements between the Company and such persons. See "Compensation of Directors and Executive Officers -- Employment Agreements." With respect to all of the Named Executive Officers, the amounts shown in the table reflect the following contributions under the Company's Profit Sharing Plan and matching funds through the 401(K) Plan: Mr. Lombardy, $0, $8,844, and $6,766, and Mr. Regan, $6,333, $8,844, and $6,766, for fiscal years 2000, 1999 and 1998, respectively. Mr. Siegel was not eligible under the terms of the plan for every year presented except 2000 and 1999, in which years the amounts were $0 and $4,451. Mr. Yonel was not eligible under the terms of the plan for every year presented and no life insurance premiums were paid by the Company on his behalf during fiscal year 2000.

(2) Effective April 30, 1999, Charles M. Lombardy, Jr., the chief executive officer of North Coast, was paid $370,000 and was granted 60,000 warrants at $5.00 per share in exchange for canceling his employment agreement and for his resignation as a Director and officer. NUON also agreed to purchase Mr. Lombardy's Common Stock at $4.375 per share. This purchase directly reduced the amount of Common Stock NUON was required to purchase in September, 1999 under its August 1, 1997 stock purchase agreement. The compensation of $20,610 for fiscal 2000 represents salary for the month of April 2000.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                  The following table summarizes options granted to Named Executive Officers during fiscal year 2000.

                                                                                      Potential
                                                                                      ---------
                                                                                     realizable
                                                                                     ----------
                                                                                      value at
                                                                                      --------
                                                                                   assumed annual
                                                                                   --------------
                                                                                   rates of stock
                                                                                   --------------
                             Individual  Grants                                         price
                             ----------  ------                                         -----
                                                                                    appreciation
                                                                                    ------------
                                                                                   for option term
                                                                                   ---------------
               Name         Number of       Percent
                           securities      Of total      Exercise
                           underlying    Options/SARs    Of base     Expiration    5%(1)    10%(1)
                           option/SARs   Granted to       price         Date       ($)      ($)
                             granted     employees in     ($/Sh)
                                 (#)     fiscal year

     --------------------------------------------------------------------------------------------------

          Omer                5,000          46.7%        $4.375   10-18-2009     $13,757   $34,863
          Yonel
          Chief
          Executive
          Officer


(1) The potential realizable value of the options, if any, granted in fiscal year 2000 to the Named Executive Officers was calculated by multiplying those options by the excess of (a) the assumed market value, as of October 18, 2009, of Common Stock if the market value of Common Stock were to increase 5% or 10% in each year of the option's 10-year term, over (b) the base price shown. This calculation does not take into account any taxes or other expenses that might be owed. The assumed market value at a 5% assumed annual appreciation rate over the 10 -year term is $7.13 and such value at a 10% assumed annual appreciation rate over that term is $11.35. The 5% and 10% assumed appreciation rates are set forth in the Commission rules and no representation is made that the Common Stock will appreciate at these rates or at all.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during fiscal 2000 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                        Number of Securities            Value of Unexercised
                               Shares                  Underlying  Unexercised          In-the-Money Options
                             Acquired                 Options at Fiscal Year-End        at Fiscal Year-End(1)
                                on        Value      --------------------------      ---------------------------
           Name              Exercise    Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
           ----              --------    --------    -----------   -------------    -----------   -------------
Omer Yonel                      --        $  0         5,000           0               $ 0           $  0
Charles M. Lombardy, Jr.        --           0             0           0                 0              0
Garry Regan                     --           0             0           0                 0              0
Saul Siegel                     --           0             0           0                 0              0

(1) Based upon the closing bid price of a share of Common Stock as reported on Nasdaq on March 31, 2000. No options were in the money at March 31, 2000.

         Employment Contracts. Mr. Regan has an employment agreement running through May 3, 2001, unless terminated earlier under the terms of the agreement. The agreement provides for base annual compensation of $182,642 to Mr. Regan, with increases for cost of living based upon the Consumer Price Index. Additional bonuses may be awarded from time to time by the Board of Directors. The agreements provide that for a period of two years from the date of the termination of the executive's employment the executive will not, directly or indirectly, engage in any business competitive with that of North Coast or otherwise interfere with North Coast's business.

         The Board of Directors conditionally approved the award of an employment contract with Mr. Siegel at its meeting on March 16, 1998, with the terms and conditions to be substantially the same as those contained in the employment agreement with Mr. Regan. The agreement was to commence May 3, 1998, for a three-year period, but was referred to the Executive Committee for review and final approval. Mr. Siegel received a base annual compensation of $182,230, which also included payment instead of health and life insurance benefits. The Executive Committee did not approve the contract, and on October 18, 1999, Mr. Siegel resigned and executed a separation agreement that disclaimed any rights under the purported employment agreement.

         Mr. Regan's employment agreement contains provisions addressing a possible change in control of North Coast. The purchase of Common Stock by NUON was exempted from the change of control provision by a separate agreement. The change in control provisions provide conditions which continue to exist. The change in control provisions require the payment of benefits to Mr. Regan upon the termination of his employment, other than for good cause, after the occurrence of a change in control of North Coast. A "change in control of North Coast" includes a change in the ownership of North Coast's securities, which would be required to be reported as a change in control in a proxy statement filed under the Exchange Act, North Coast's ceasing to have a class of equity securities registered under Section 12 of the Exchange Act, or the acquisition by any person or entity of 50% or more of the outstanding shares of Common Stock or its equivalent, through the acquisition of a combination of Preferred and Common Stock, in voting power of North Coast's Common Stock.

         Under the change in control provisions, if Mr. Regan remains in the employ of North Coast following the date of the occurrence of a change in control of North Coast and his employment is subsequently terminated other than for good cause, he would be entitled to receive a lump sum payment from North Coast, regardless of whether the executive officer continues in the employ of North Coast. After the occurrence of a change in control of North Coast, "termination" includes relocation of the principal place at which the executive is to perform his duties to a location outside the Cleveland, Ohio metropolitan area, a substantial reduction in the benefits provided to the executive, a substantial reduction in the executive's responsibilities or functions or a substantial adverse change in the executive's working conditions. The change in control provisions provide for the payment of the change in control payment in the event of a termination of the executive's employment after any change in control of North Coast, regardless of whether such change in control is approved by the Board of Directors and/or stockholders of North Coast.

         Under the change in control provisions, in the event of a termination of Mr. Regan's employment after a change in control of North Coast, other than for good cause, he would be entitled to change in control payments in the amount equal either to 2.99 times the average annual salary, bonus, and incentive compensation amounts paid during the three-year period immediately preceding the termination after a change in control of North Coast, payable in 36 equal monthly installments, or a lump sum equal to the aggregate of the monthly amounts payable, discounted to present value at a discount rate of 7% per annum.

         The change in control provisions will make more difficult or may discourage a proxy contest, the assumption of control of North Coast by a substantial shareholder or shareholder group, or the removal of incumbent management. Additionally, the change in control provisions may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of North Coast, even though such an attempt might be beneficial to North Coast and its stockholders. Accordingly, stockholders of North Coast may be deprived of certain opportunities to sell their shares of Common Stock at temporarily higher market prices often associated with actual or rumored takeover attempts.

         Directors Fees. During fiscal 1998, the Board of Directors voted to discontinue the payment of Directors fees to any member of the Board of Directors. However, the Board of Directors granted options to purchase 20,000 shares of Common Stock at $4.375 per share to Ralph L. Bradley during the year ending March 31, 1999. Similarly, the Board of Directors granted options to purchase 20,000 shares of Common Stock at $4.375 per share to C. Rand Michaels during the year ending March 31, 2000. Mr. Bradley's options are fully vested and Mr. Michaels' options vest over a three-year period.


                              CERTAIN TRANSACTIONS

         North Coast believes that the terms of the following transactions were as favorable to North Coast as could have been obtained from unaffiliated third parties. All future transactions between North Coast and its affiliates will be on terms no less favorable to North Coast than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders will be approved by a majority of disinterested Directors, if any.

         North Coast currently manages 29 Drilling Programs, and each Drilling Program has been conducted as a separate limited partnership with North Coast serving as managing general partner of each. North Coast contributes the drill sites to each Drilling Program and agrees to contribute all tangible equipment necessary to drill, complete and produce each well, as well as organizational and syndication costs of each Drilling Program. Drilling Programs raised $5.2 million during fiscal 2000, $3.5 million during fiscal 1999, and $2.7 million during fiscal 1998.

         Accounts receivable from affiliates consist primarily of receivables from the partnerships managed by North Coast and are for administrative fees charged to the partnerships and to reimburse North Coast for amounts paid on behalf of the partnerships. Substantially all of North Coast's revenues, other than oil and gas production revenue, are generated from or as a result of the organization and management of oil and gas partnerships sponsored by North Coast. During the year ended March 31, 2000, North Coast acquired limited partnership interests in oil and gas drilling programs that it had sponsored at a cost of approximately $90,000.

         Pursuant to the terms of a stock purchase agreement by and between North Coast and NUON dated August 1, 1997, North Coast agreed to sell up to 1,149,426 shares of Common Stock each year over a three year period. NUON purchased 1,149,426 shares of North Coast Common Stock on September 4, 1997, another 1,149,426 shares on September 30, 1998, and 1,042,125 shares on September 30, 1999. All shares were purchased at a price of $4.375 per share.

         In connection with the sale of shares of Common Stock on September 30, 1998 and 1999 to NUON, Mr. Siegel received cash payment of $75,000 and five-year warrants to purchase 26,800 shares of Common Stock at a price of $4.375 per share. Mr. Siegel acted as a consultant to assist North Coast in finding a partner in the energy industry.

         Effective April 30, 1999, Charles M. Lombardy, Jr., the chief executive officer of North Coast, was paid $370,000 and was granted 60,000 warrants at $5.00 per share in exchange for canceling his employment agreement and for his resignation as a director and officer. NUON also agreed to purchase Mr. Lombardy's Common Stock at $4.375 per share. This purchase directly reduced the amount of Common Stock NUON was required to purchase in September, 1999 under its August 1, 1997 stock purchase agreement.

         Effective October 18, 1999, Saul Siegel resigned as an officer and Director and entered into a separation agreement that provided for the extension of the exercise period under three sets of warrants that had been issued to Mr. Siegel in partial consideration of the finder's service he provided in connection with the stock purchase agreement between NUON International Projects bv and the Company. By the terms of the separation agreement, the exercise period for the 1997 and 1998 warrants was extended to September 30, 2004. The separation agreement also provided for the reimbursement of certain expenses that Mr. Siegel had incurred for the benefit of the Company.

         Effective March 14, 2000, the Stock Option and Compensation Committee, pursuant to authority delegated to it by the Board of Directors, unanimously approved the grant by the Company of a $96,000 loan to Mr. Omer Yonel, the Chief Executive Officer, to facilitate the downpayment on the purchase of a home in the vicinity of the Company's headquarters and for related expenses. The loan will mature and the principal and interest thereon, compounded monthly at the Federal Fund's rate of 6.5% per annum, will be due in the form of a balloon payment on May 1, 2004, the fifth anniversary of Mr. Yonel's employment with the Company.

                PROPOSAL TO RATIFY THE COMPANY'S STOCK BONUS PLAN

         At the Meeting, the stockholders will be asked to ratify, confirm and adopt the Plan, providing for the granting to selected key employees of the Company and its subsidiary corporations of Common Stock. The Board of Directors has adopted the Plan subject to approval by the stockholders. A summary of the Plan is provided below. This summary description is qualified in its entirety by reference to the text of the Plan, which is attached as Appendix A to this Proxy Statement.

BACKGROUND

         On February 1, 1991, the Company put into effect a Key Employees Stock Bonus Plan to provide key employees with greater incentive to serve and promote the interests of the Company and its stockholders. The original plan is due to expire on February 1, 2001, and the Board of Directors has authorized and approved the adoption of the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan (the "Plan") to replace the original plan.

PURPOSE OF THE PLAN

         The purpose of the Plan is to provide greater incentive to such key employees of the Company and its subsidiaries as may be designated for participation in the Plan by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. Accordingly, the Company will, from time to time during the effective period of the Plan, issue to such key employees as may be selected to participate in the Plan shares of Common Stock in consideration of their prior service to the Company or its subsidiaries on the terms and subject to the conditions of the Plan.

ADMINISTRATION OF THE PLAN

         The Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee"). The Committee will be composed of no fewer than two members of the Board of Directors who will be designated by the Board of Directors. Members of the Committee receive no additional compensation for their service on the Committee.

         The Committee is authorized: (i) to select the key employees who will receive bonuses of Common Stock; (ii) to determine the number of shares of Common Stock to be issued as a bonus; (iii) to determine the time when bonuses will be granted; (iv) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and (v) to construe and interpret the Plan, the rules and regulations and the instruments evidencing bonuses granted under the Plan and to make all of the determinations deemed necessary or advisable for the administration of the Plan.

PARTICIPATION IN THE PLAN

         Bonuses may be granted from time to time in the discretion of the Committee only to such key employees of the Company or of a subsidiary corporation of the Company whose initiative and efforts contribute or may be expected to contribute to the Company's continued growth and future success, including key employees who may also be members of the Board of Directors or officers. Members of the Committee shall not be eligible to participate in the Plan, or to receive bonuses under it while serving on the Committee. The Committee may grant more than one bonus to the same employee. No bonus may be issued to any employee during any period of time when he is on leave of absence.

SHARES SUBJECT TO THE PLAN

         The shares to be issued under the Plan will be shares of Common Stock, par value $.01 per share, of the Company. The aggregate number of shares of Common Stock which may be issued as bonuses under the Plan is 400,000. Either treasury or authorized and unissued shares, or both, in such amount or amounts, within the maximum limits of the Plan, as the Board of Directors shall from time to time determine, may be so issued.

AMENDMENT OF THE PLAN

         The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board of Directors, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of stockholders, may any action of the Committee or the Board of Directors result in: (i) amending, modifying or altering the eligibility requirements, or (ii) increasing or decreasing, except as set forth in "Shares Subject to the Plan" above, the maximum number of shares as to which bonuses may be granted.

TERMINATION OF THE PLAN

         The Plan will terminate by its terms on February 1, 2011.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Upon award of a bonus pursuant to the Plan to a person who is not a Director, officer or owner of 10% or more of the Common Stock, the Company will be entitled to a federal income tax deduction in the amount equal to the fair market value of the shares of Common Stock at the date of such bonus. A recipient of a bonus who is not an officer, Director or owner of 10% or more of the Common Stock will realize ordinary income for federal income tax purposes in an amount equal to the fair market value of the shares of Common Stock received by such person on the date of such bonus. When the recipient of a bonus is an officer, Director or owner of 10% or more of the Common Stock, the recipient will not realize income tax at the time of the bonus unless he makes the election discussed hereinafter, but the fair market value of the shares on a date six months after the date of exercise will be taxed at ordinary income tax rates at that time, and the Company will be entitled to a deduction for a like amount. The recipient may elect, within 30 days after the date of issuance of shares pursuant to a bonus (which the Internal Revenue Service may assert occurs on the date of grant of a bonus), to treat the fair market value of the shares on the date of issuance as ordinary income at that time, and the Company will be entitled to a deduction for a like amount. If this election is made, no additional income will be realized by the recipient on the date six months after the date of issuance.

RECOMMENDATION; REQUIRED VOTE

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY, CONFIRM AND ADOPT THE PLAN. RATIFICATION OF THE PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF SHARES ENTITLED TO EXERCISE A MAJORITY OF THE TOTAL VOTING POWER OF THE COMPANY IN THE ELECTION OF DIRECTORS.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Hausser + Taylor LLP, the Company's independent accountants, will be in attendance at the Meeting, will have an opportunity to make a statement if that representative so desires and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its annual meeting of stockholders to be held in 2001 must do so no later than April 10, 2001, which is 120 days in advance of the anticipated mailing date of the proxy materials for the 2001 annual stockholders meeting. To be eligible for inclusion in the 2001 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written requests for such Annual Report should be directed to:

                            North Coast Energy, Inc.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343
                              Attention: President

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                             By Order of the Board of Directors,



                                             Thomas A. Hill
                                             Secretary

September 15, 2000

                                                                      APPENDIX A

                            NORTH COAST ENERGY, INC.
                         2000 EMPLOYEE STOCK BONUS PLAN

                  North Coast Energy, Inc. hereby adopts a Stock Bonus Plan for the benefit of certain persons and subject to the terms and provisions set forth below.

         1. Definitions. The following terms shall have the meanings set forth below whenever used in this instrument:

         (a) The word "Board" shall mean the Board of Directors of the Company.

         (b) The word "Committee" shall mean the Stock Option and Compensation Committee appointed by the Board.

         (c) The words "Common Stock" shall mean shares of the Common Stock, par value of $.01 per share, of the Company.

         (d) The word "Company" shall mean North Coast Energy, Inc., a Delaware corporation, and any successor thereto that shall maintain this Plan.

         (e) The words "Key Employee" shall mean any person who is a high level executive officer or other valuable managerial, marketing or technical employee of either the Company or any Subsidiary and who does not own beneficially 5% or more of the Common Stock.

         (f) The word "Plan" shall mean this instrument, the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan, as it is originally adopted and as it may be amended hereafter.

         (g) The word "Subsidiary" shall mean any corporation, partnership or other business entity at least 50% of whose voting equity securities are owned directly or indirectly by the Company.

                   2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if Key Employees acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such Key Employee to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, issue to such Key Employees as may be selected to participate in the Plan shares of Common Stock in consideration of their prior service to the Company or its Subsidiaries on the terms and subject to the conditions of the Plan.

                  3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on February 1, 2001.

                  4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. The Committee shall consist of no fewer than two (2) persons, who shall be designated by the Board and shall be non-employee directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

                  (a) To select the Key Employees who will receive bonuses of Common Stock;

                  (b) To determine the number of shares of Common Stock issued as a bonus to any Key Employee;

                  (c) To determine the time when bonuses of Common Stock will be paid;

                  (d) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

                  (e) To construe and interpret the Plan, the rules and regulations and the instruments evidencing bonuses granted under the Plan and to make all of the determinations necessary or advisable for the administration of the Plan.

        Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all participants under the Plan and upon any person claiming under or through such a participant. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

                    5. PERSONS ELIGIBLE FOR BONUSES. Subject to the restrictions herein contained, bonuses may be granted from time to time in the discretion of the Committee only to such Key Employees, as designated by the Committee, whose initiative and efforts contribute or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. Notwithstanding the preceding sentence, a Key Employee who renounces in writing any right he may have to receive bonuses under the Plan shall not be eligible to receive any bonus under the Plan. No bonus shall be granted to any Key Employee during any period of time when he or she is on leave of absence.

                   6. SHARES SUBJECT TO THE PLAN. Subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of shares of Common Stock which may be issued as bonuses under the Plan shall be 400,000 shares of Common Stock. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limits of the Plan, as the Committee shall from time to time determine, may be so issued.

                   In the event that subsequent to the date of adoption of the Plan by the Board the authorized number of shares of Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then there shall automatically be substituted for each share of Common Stock available for additional bonuses under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged.

                  7. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan.

                  8. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition the issuance of a bonus hereunder upon receipt of an investment representation from the participant which shall be substantially similar to the following:

"The participant agrees that any shares of Common Stock of North Coast Energy, Inc. which he or she may acquire by virtue of this bonus shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event these shares of Common Stock of North Coast Energy, Inc. which are subject to this bonus shall be registered under the Securities Act of 1933, as amended, or in the event that North Coast Energy, Inc. is otherwise satisfied that the offer or sale of the shares of Common Stock which are subject to this bonus may lawfully be made without registration under the Securities Act of 1933, as amended."

                  The Company shall not be required to issue any certificates for shares of Common Stock awarded under the Plan prior to (i) obtaining any approvals from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and
(iv) obtaining an investment representation from the participant in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

                  9. GENERAL PROVISIONS.

         (a) NO RIGHT TO BE EMPLOYED, ETC. Nothing in the Plan or the award of any bonus under the Plan shall confer upon any participant any right to continue in the employ of the Company or a Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or to interfere with or limit either the right of the Company or a Subsidiary to terminate his employment at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

         (b) SUCCESSORS IN INTEREST. The Plan shall be binding upon the successors and assigns of the Company.

         (c) NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under the Plan and any distribution of shares of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

         (d) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

         (e) CAPTIONS. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

         (f) NUMBER. The use of a singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

           (g) GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

                  10. TERMINATION OF THE PLAN. The Plan shall terminate on February 1, 2011, and thereafter no bonuses may be issued under the Plan.

                  11. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

IN WITNESS WHEREOF, North Coast Energy, Inc., by its appropriate officer duly authorized, has executed this instrument this FIRST day of August, 2000.





                                                  NORTH COAST ENERGY, INC.

                                                  By: /s/ Omer Yonel
                                                      ---------------
                                                      Omer Yonel,
                                                      Chief Executive Officer

                                                                      Appendix B

                                     CHARTER

                             OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           OF NORTH COAST ENERGY, INC.




PURPOSE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         - Review and appraise the audit efforts of the Company's independent accountants and internal accounting department.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal accounting department, and the Board.


COMPOSITION

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing limitation, the Board may determine that one director who is also an employee of the Company's majority shareholder, NUON International Projects bv, may remain as a member of the Committee if it is determined by the Board that this requirement is in the best interests of the Company and its shareholders. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management

                                                                      Appendix B

expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the Annual Meeting of the Board and shall serve until the next Annual Meeting, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

         The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Company's financials.


RESPONSIBILITIES:

         The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

         CONTINUOUS ACTIVITIES - GENERAL

1. Provide an open avenue of communication between the independent auditor, management, and the Board.

2. Meet annually or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and assure the independence of the independent auditor and the objectivity of the internal financial and accounting managers. On an annual basis the Committee should review and discuss with the independent auditor all significant relationships the accounting firm has with the Company to determine the accountants' independence.

4. Review with the independent auditor and management the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company and related entities.

6.       Consider and review with the independent auditor and management:

         (a) The adequacy of the Company's and related entities' internal controls including computerized information system controls and security.

         (b) Related findings and recommendations of the independent auditor together with management's responses.

7.       Consider and review with management and the independent auditor:

         (a) Significant findings during the year, including the status of previous audit recommendations.

         (b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

         (c)      Any changes required in the planned scope of the Audit plan,

         (d)      The Accounting Department budget and staffing.

8. Consider and review with management and the independent auditor the procedures established by the Company to monitor the compliance by the Company with its loan covenants and restrictions.

9. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

10. Report periodically to the Board on significant results of the foregoing activities.

11. Instruct the independent auditor that the Board, as the Company's representative, is the auditor's client.

CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

1. Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide that financial management and the independent auditor discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

                                                                      Appendix B

3. Inquire as to the auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

4. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5. Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

7. Inquire as to the auditor's views about how the Company's choices of accounting principles and disclosure practices may affect the Company and public views and attitudes in the investment community about the Company.

SCHEDULED ACTIVITIES

1. Recommend the selection of the independent auditor for approval by the Board, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2. Consider, in consultation with the independent auditor and financial management, the audit scope and plan of the independent auditor.

3. Review with management and the independent auditor the results of annual audits and related comments as deemed appropriate including:

         (a) The independent auditor's audit of the Company's and related entities' annual financial statements, accompanying footnotes and its report thereon, along with any reports or other financial information submitted to any governmental body or the public,

         (b) Any significant changes required in the independent auditor's audit plans,

         (c) Any difficulties or disputes with management encountered during the course of the audit.

         (d) Other matters related to the conduct of the audit which are to be communicated to the Committee under Generally Accepted Auditing Standards.

                                                                      Appendix B

4. Describe in the Company's Annual Report the Committee's composition and responsibilities, and how they were discharged.

5. Assure that the auditor's reasoning is described in accepting or questioning significant estimates by management.

6.       Review and update the Committee's Charter at least annually.


"WHEN NECESSARY" ACTIVITIES

1. Review and approve requests for any management consulting engagement to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

2. Review periodically with counsel legal and regulatory matters that may have a material impact on the Company's and related entities' financial statements, compliance policies and programs.

3. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.


         In Witness Whereof, the Audit Committee of the Board of Directors of North Coast Energy, Inc. has executed this Charter effective as of the 7th day of June, 2000.

                                               Audit Committee

                                               By:  /s/ C. Rand Michaels
                                                    --------------------
                                                    C. Rand Michaels, Chairman

                                               By:  /s/ Ralph L. Bradley
                                                    --------------------
                                                    Ralph L. Bradley, Member

                                               By:  /s/ Cok van der Horst
                                                    ---------------------
                                                    Cok van der Horst, Member

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 6, 2000

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Metropolitan Club at the Huntington Bank Building, Cleveland, Ohio on Friday, October 6, 2000 at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock and Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID UNITS WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 2000 EMPLOYEE STOCK BONUS PLAN TO REPLACE A SIMILAR PLAN THAT IS DUE TO EXPIRE ON FEBRUARY 1, 2001.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)

                                                                     UNITS
                          (Proxy -- continued from other side)

            (2) Election of (2) directors       [ ] FOR all of the nominees listed          [ ] WITHHOLD AUTHORITY
                whose term of office will         (except as marked to the contrary below)    to vote for all nominees listed
                expire in 2003.


                                              Ron L. Langenkamp and Ralph L. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                     Dated:                      , 2000

                                                     ---------------------------------------
                                                     Your signature to this Proxy form
                                                     should be exactly the same as the name
                                                     imprinted hereon. Persons signing as
                                                     executors, administrators, trustees or
                                                     in similar capacities should so
                                                     indicate. For joint accounts, the name
                                                     of each joint owner must be signed.

                                                    PLEASE DATE, SIGN AND RETURN
                                                    PROMPTLY IN THE ACCOMPANYING
                                                    ENVELOPE.

                                   1 -- Units

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 6, 2000

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Metropolitan Club at the Huntington Bank Building, Cleveland, Ohio on Friday, October 6, 2000, at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 2000 EMPLOYEE STOCK BONUS PLAN TO REPLACE A SIMILAR PLAN THAT IS DUE TO EXPIRE ON FEBRUARY 1, 2001.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

            (2) Election of two (2) directors   [ ] FOR all of the nominees listed          [ ] WITHHOLD AUTHORITY
                whose term of office will ex-     (except as marked to the contrary below)    to vote for all nominees listed
                pire in 2003.


                                              Ron L. Langenkamp and Ralph L. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                     Dated:                    , 2000

                                                     ---------------------------------------
                                                     Your signature to this Proxy form
                                                     should be exactly the same as the name
                                                     imprinted hereon. Persons signing as
                                                     executors, administrators, trustees or
                                                     in similar capacities should so
                                                     indicate. For joint accounts, the name
                                                     of each joint owner must be signed.

                                                    PLEASE DATE, SIGN AND RETURN
                                                    PROMPTLY IN THE ACCOMPANYING
                                                    ENVELOPE.

                              2 -- Preferred Stock

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 6, 2000

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Omer Yonel and Garry Regan, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Metropolitan Club at the Huntington Bank Building, Cleveland, Ohio on Friday, October 6, 2000, at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" THE PROPOSAL TO AUTHORIZE, APPROVE AND ADOPT THE NORTH COAST ENERGY, INC. 2000 EMPLOYEE STOCK BONUS PLAN TO REPLACE A SIMILAR PLAN THAT IS DUE TO EXPIRE ON FEBRUARY 1, 2001.

        (1) Proposed to authorize, approve and adopt the North Coast Energy, Inc. 2000 Employee Stock Bonus Plan.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

            (2) Election of two (2) directors   [ ] FOR all of the nominees listed          [ ] WITHHOLD AUTHORITY
                whose term of office will ex-     (except as marked to the contrary below)    to vote for all nominees listed
                pire in 2003.


                                              Ron L. Langenkamp and Ralph L. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                     Dated:                     , 2000

                                                     ---------------------------------------
                                                     Your signature to this Proxy form
                                                     should be exactly the same as the name
                                                     imprinted hereon. Persons signing as
                                                     executors, administrators, trustees or
                                                     in similar capacities should so
                                                     indicate. For joint accounts, the name
                                                     of each joint owner must be signed.

                                                    PLEASE DATE, SIGN AND RETURN
                                                    PROMPTLY IN THE ACCOMPANYING
                                                    ENVELOPE.

                                3 -- Common Stock